UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

DS Services Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-5752672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5660 New Northside Drive Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

333-194935

(Commission File Number)

(770) 933-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.	DSS Group, Inc. 2014 Equity Incentive Plan (the “Equity Plan”)

On June 30, 2014, the Board of Directors (the “Board”) of DSS Group, Inc. (the “Company”), the direct parent company of DS Services Holdings, Inc., approved the Equity Plan. The Board, unless the Board designates a committee, will administer the Equity Plan. Under the Equity Plan, the Company is authorized to grant nonqualified stock options, incentive stock options, restricted shares and other share-based awards to acquire shares in the form of or with a value related to a share of the common stock of the Company, par value $0.01 per share (the “Common Stock”), to persons or entities that are providing, or have agreed to provide, services to the Company or its affiliates. Subject to adjustments in connection with certain changes in capitalization, the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to awards under the Equity Plan is 260,698. The Board, as the committee under the Equity Plan, may, at any time, amend the Equity Plan or any grant certificate, or suspend, discontinue or terminate the Equity Plan; provided, however, that, except as otherwise provided in the Equity Plan, no such action shall adversely affect the rights of grantees with respect to awards previously granted under the Equity Plan.

The foregoing summary of the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Plan, attached hereto as Exhibit 10.1, which is incorporated by reference herein.

2.	Forms of Option Grant Certificates under the Equity Plan

The following forms of option award grant certificates, which may be used for awards under the Equity Plan, were approved by the Board on June 30, 2014: (i) the Form Option Award Grant Certificate (Form A), (ii) the Form Option Award Grant Certificate (Form B) and (iii) the Form Option Award Grant Certificate (Form C).

The foregoing summary of the forms of option award grant certificates under the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of option award grant certificates, attached hereto as Exhibits 10.2, 10.3 and 10.4, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	DSS Group, Inc. 2014 Equity Incentive Plan

10.2	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form A)

10.3	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form B)

10.4	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS SERVICES HOLDINGS, INC.

By:	/s/ Thomas J. Harrington
Name:	Thomas J. Harrington
Title:	President and Chief Executive Officer

Date: June 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	DSS Group, Inc. 2014 Equity Incentive Plan

10.2	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form A)

10.3	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form B)

10.4	Form Option Award Grant Certificate under DSS Group, Inc. 2014 Equity Incentive Plan (Form C)